UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2018

BRAIN SCIENTIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-209325	81-0876714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205 East 42nd Street, 14th Floor

New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 388-3788

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Brain Scientific Inc. (the “Company”) with the Securities and Exchange Commission on September 27, 2018 (“Original Form 8-K”). The Original Form 8-K reported that the Company acquired all of the capital stock of Memory MD, Inc., a Delaware corporation (“MemoryMD”) in exchange for the issuance of shares of Company common stock and MemoryMD became the wholly-owned subsidiary of the Company (the “Acquisition”).

The description of the Acquisition found in this Form 8-K/A is not intended to be complete and is qualified in its entirety by reference to the Original Form 8-K and the exhibits thereto.

This Form 8-K/A provides the pro forma financial information as required by Item 9.01(b) of Form 8-K. No other modification to the Original Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Form 8-K/A but is only as of the date thereof.

Item 9.01     Financial Statements and Exhibits

(b)     Pro forma financial information.

The unaudited pro forma combined financial statements as of June 30, 2018 and for the six month period ended June 30, 2018 and the fiscal year ended December 31, 2017 of the Company are filed herewith as Exhibit 99.1.

(d)     Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K/A:

Exhibit No.	Document
99.1	Unaudited Pro Forma Financial Statements of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 13, 2018

BRAIN SCIENTIFIC INC.

By: /s/ Boris Goldstein

Name: Boris Goldstein

Title: Chairman of the Board